Exhibit 10.6

AMENDMENT TO CONVERTIBLE PROMISSORY NOTE

This AMENDMENT TO CONVERTIBLE PROMISSORY NOTE (this “Amendment”) is made and entered into as of August 31, 2010, by and among Skullcandy, Inc., a Delaware corporation (the “Company”), and Goode Skullcandy Holdings LLC, as Holder (in such capacity, “Holder”) and as Agent (in such capacity, “Agent”). Capitalized terms used but not defined herein shall have the meaning given to such terms in the Note (as defined below).

WHEREAS, the Company previously issued and sold a convertible promissory note (the “Note”) to the Holder in the original aggregate principal amount of $29,823,926.46;

WHEREAS, Section 10.1 of the Note provides that the Note may be amended upon the written consent of the Company, the Holder and the Agent; and

WHEREAS, each of the Company, the Holder and the Agent desires to enter into this Amendment to amend the Note as set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises contained in this Amendment, and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments.

1.1	The second paragraph of the legend on the first page of the Note is hereby amended and restated in its entirety to read as follows:

“THE OBLIGATIONS EVIDENCED BY THIS INSTRUMENT ARE SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF THE SENIOR OBLIGATIONS (AS DEFINED IN THE SUBORDINATION AGREEMENT HEREINAFTER REFERRED TO) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THE SUBORDINATION AGREEMENT, DATED AS OF AUGUST 31, 2010 (AS AMENDED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “SUBORDINATION AGREEMENT”), MADE BY THE SUBORDINATED AGENT, EACH SUBORDINATED CREDITOR AND THE OBLIGORS REFERRED TO THEREIN IN FAVOR OF PNC BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT, ALL AS REFERRED TO IN SUCH SUBORDINATION AGREEMENT.”

1.2	Section 1.1 of the Note is hereby amended by amending and restating the definition of “Senior Credit Facility” in its entirety to read as follows:

““Senior Credit Facility” means that certain Business Loan Agreement (Asset Based), dated as of August 29, 2008, by and between the Borrower and Zions First National Bank, as such may be amended, amended and restated, supplemented, extended, refinanced, renewed, replaced or otherwise modified from time to time, including, without limitation, by the Revolving Credit and Security Agreement, dated on or about August 31, 2010, by and among the Borrower, the lenders named therein, UPS Capital Corporation, as foreign collateral agent, and PNC Bank, National Association, as administrative agent for the benefit of such lenders, and any security agreement or note executed in connection therewith.”

2. Governing Law. This Amendment shall be governed by and construed and interpreted under the laws of the State of New York without reference to conflicts of law principles.

3. Severability. In the event that any provision of this Amendment becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Amendment shall continue in full force and effect without said provision.

4. Modification. This Amendment may not be altered, amended or modified in any way except by a written instrument referencing this Amendment signed by the Company, the Holder and the Agent.

5. Counterparts. This Amendment may be executed in counterparts, each of which shall be declared an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or by electronic transmission (including a .pdf delivered by electronic mail) will be as effective as delivery of a manually executed counterpart hereof.

[Remainder of Page Intentionally Left Blank]

The parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

SKULLCANDY, INC., a Delaware corporation

By:	/s/ Mitch Edwards
Name:	Mitch Edwards
Title:	Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT TO GOODE NOTE]

AGENT:

GOODE SKULLCANDY HOLDINGS LLC

	By:	GOODE PARTNERS CONSUMER FUND I, L.P., its managing member

		By:	GOODE INVESTORS I, LLC, its general partner

By:	/s/ Joe Ferreira
Name:	Joe Ferreira
Title:	Partner

HOLDER:

GOODE SKULLCANDY HOLDINGS LLC

	By:	GOODE PARTNERS CONSUMER FUND I, L.P., its managing member

			By:	GOODE INVESTORS I, LLC, its general partner

By:	/s/ Joe Ferreira
Name:	Joe Ferreira
Title:	Partner

[SIGNATURE PAGE TO AMENDMENT TO GOODE NOTE]